SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 13, 2002




                        CITIZENS COMMUNICATIONS COMPANY
             (Exact name of Registrant as specified in its charter)


            Delaware                      001-11001              06-0619596
  (State or other jurisdiction          (Commission           (I.R.S. Employer
       of incorporation)                File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut 06905
               (Address of Principal Executive Offices) (Zip Code)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                 ----------------------------------------------
          (Former name or former address, if changed since last report)

          Item 5. Other Events. Citizens Communications Company announced that it will recognize a $79 million writedown in its year ended December 31, 2001, financial statements on its holdings of 3,059,000 shares of Class A Common Stock of Adelphia Communications Corp. Citizens completed the sale of its water and wastewater treatment operations on January 15, 2002, for $859.1 million in cash and $120.4 million in assumed debt and other liabilities. The pretax gain on this disposition, which will be reflected in the results of operations for the first quarter of 2002, has been estimated to be $303.6 million. Citizens is monitoring the bankruptcy proceedings of Global Crossing Ltd. and certain Global Crossing affiliates to determine the bankruptcy filings' effect on Citizens' operations and financial position. Citizens will reserve approximately $30 million to reflect its best estimate of the net realizable value of receivables incurred from commercial relationships with Global Crossing during 2001 and 2002. Citizens will record a write down of such receivables in the amount of $21.2 million for the fourth quarter of 2001, with the remainder recorded in the first quarter of 2002 for receivables generated after December 31, 2001 and prior to the Global Crossing bankruptcy filing on January 28, 2002.

                                    SIGNATURE
                                    ---------




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                         CITIZENS COMMUNICATIONS COMPANY
                         -------------------------------
                                  (Registrant)




                         By: /s/   Robert J. Larson
                            -----------------------
                            Robert J. Larson
                            Vice President and Chief Accounting Officer



Date: February 18, 2002

                                                  Citizens Communications
                                                  3 High Ridge Park
                                                  Stamford, CT 06905
                                                  203.614.5600
                                                  Web site: www.czn.net

FOR IMMEDIATE RELEASE
Contact:  Donald B. Armour
Vice President, Finance
(203) 614-5124
darmour@czn.com

               CITIZENS COMMUNICATIONS WRITES DOWN ADELPHIA STOCK,
      GLOBAL CROSSING RECEIVABLES; ANNOUNCES GAIN ON SALE OF WATER OPERATIONS

     STAMFORD,  Conn.,  Feb. 13, 2002 - Citizens  Communications  Company (NYSE:
CZN, CZB) announced that it will recognize a $79 million writedown in its year ended December 31, 2001, financial statements on its holdings of 3,059,000 shares of Class A Common Stock of Adelphia Communications Corp. This non-cash charge does not impact the carrying value of these securities which were stated at current market values on prior balance sheets. This charge reflects a decline in current trading values that have persisted for greater than a six month period. Citizens has previously reported this decline as an item of comprehensive loss in the equity section of its balance sheets. Citizens received the shares on October 1, 1999, as a result of the acquisition by Adelphia of Century Communications Corp. in which Citizens had an investment. Citizens continues to hold the shares.
     As previously announced, Citizens completed the sale of its water and wastewater treatment operations on January 15, 2002, for $859.1 million in cash and $120.4 million in assumed debt and other liabilities. The pretax gain on this disposition, which will be reflected in the results of operations for the first quarter of 2002, has been estimated to be $303.6 million. Citizens continues to pursue the disposition of its remaining utilities assets.
     Citizens is monitoring the bankruptcy proceedings of Global Crossing Ltd. and certain Global Crossing affiliates to determine the bankruptcy filings' effect on Citizens' operations and financial position. Citizens purchased its Frontier telephone business from Global Crossing in June 2001 for $3.37 billion, subject to final purchase price adjustment. Citizens is integrating the Frontier telephone business with Citizens' other telecommunications operations and has ongoing commercial relationships with Global Crossing affiliates. Citizens will reserve approximately $30 million to reflect its best estimate of the net realizable value of receivables incurred from these commercial relationships during 2001 and 2002. Citizens will record a write down of such receivables in the amount of $21.2 million for the fourth quarter of 2001, with the remainder recorded in the first quarter of 2002 for receivables generated after December 31, 2001 and prior to the Global Crossing bankruptcy filing on January 28, 2002.

About Citizens Communications
     Citizens Communications currently is the seventh largest local exchange company in the United States, serving 2.5 million telephone access lines in 24 states. Citizens owns approximately 85 percent of Electric Lightwave, Inc. (NASDAQ: ELIX), a facilities-based, integrated communications provider that offers a broad range of services to telecommunications-intensive businesses in the West. More information about Citizens may be found at www.czn.net.

This document contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the statements. These and all forward-looking statements (including oral representations) are only predictions or statements of current plans that are constantly under review by the company. All forward-looking statements may differ from actual results because of, but not limited to, changes in the local and overall economy, changes in market conditions for debt and equity securities, the nature and pace of technological changes, the number and effectiveness of competitors in the company's markets, success in overall strategy, changes in legal or regulatory policy, changes in legislation, the company's ability to identify future markets and successfully expand existing ones, the mix of products and services offered in the company's target markets, the effects of acquisitions and dispositions and the ability to effectively integrate businesses acquired. These important factors should be considered in evaluating any statement contained herein and/or made buy the company or on its behalf. The foregoing information should be read in conjunction with the company's filings with the U.S. Securities and Exchange Commission including, but not limited to, reports on Forms 10-K and 10-Q. The company does not intend to update or revise these forward-looking statements to reflect the occurrence of future events or circumstances.